NEWS RELEASE August 8, 2023 FOR IMMEDIATE RELEASE CONTACT: Randall M. Chesler (406) 751-4722 Ron J. Copher (406) 751-7706 GLACIER BANCORP, INC. ANNOUNCES ACQUISITION OF COMMUNITY FINANCIAL GROUP, INC. IN SPOKANE, WASHINGTON KALISPELL, MONTANA (GLOBE NEWSWIRE) - Glacier Bancorp, Inc. (“Glacier” or the “Company”) (NYSE: GBCI) today announced the signing of a definitive agreement to acquire Community Financial Group, Inc. (“CFGW”) (OTC: CFGW), the bank holding company for Wheatland Bank, a leading Eastern Washington community bank headquartered in Spokane. The acquisition marks Glacier’s 25th acquisition since 2000 and its 13th announced transaction in the past 10 years. As of June 30, 2023, CFGW had total assets of $754 million, total loans of $475 million and total deposits of $609 million. The Board of Directors of Glacier and CFGW unanimously approved the transaction, which is subject to regulatory approval, CFGW shareholder approval, and other customary conditions of closing. The definitive agreement provides that upon closing of the transaction, CFGW shareholders are to receive 1.0931 shares of Glacier stock for each CFGW share (subject to adjustment under certain circumstances). Based on the closing price of $33.97 for Glacier shares on August 7, 2023, the transaction would result in an aggregate value of $80.6 million (inclusive of the value to CFGW stock option holders) and per share value of $37.13 per CFGW share. Upon closing of the transaction, which is anticipated to take place in the fourth quarter of 2023, a new bank division, Wheatland Bank, will be formed. The existing North Cascades Bank division will be combined with this division, which will be led by Susan Horton, President and CEO of Wheatland Bank. "We are excited and proud to welcome Wheatland to the Glacier family of banks,” said Randy Chesler, Glacier's President and CEO. “Wheatland’s footprint complements our current presence in Eastern Washington, a market which has been experiencing tremendous growth. We have truly admired the impact this franchise has had on its community, and are focused on maintaining and growing the relationships it has developed with its customers.” Chesler also noted that “This acquisition continues our history of consistently adding high quality community banks to our proven banking model. We look forward to the value this new division will create for our communities and shareholders under Susan’s experience and successful leadership.”

Susan Horton, President and CEO of CFGW, commented, “Glacier is truly the partner we have always dreamed of and we couldn’t be more excited to join the Glacier family of banks. We will have the strength and depth of resources of a $28 billion asset bank, expand our local Wheatland footprint and immediately double in size after integrating the North Cascades Bank division, to become a Top 5 eastern Washington bank. This partnership will cement Wheatland Bank’s legacy, strengthen our position in the marketplace and create more opportunity for all stakeholders.” Glacier management will review additional information regarding the transaction on a conference call beginning at 9:00 a.m. Mountain Time on Wednesday, August 9, 2023. Please note that our conference call host no longer offers a general dial-in number. Investors who would like to join the call may now register by following this link to obtain dial-in instructions: https://register.vevent.com/register/BI1bd11bc56828443396425b47211c77c0 To participate via the webcast, log on to: https://edge.media-server.com/mmc/p/s7kmk2tr If you are unable to participate during the live webcast, the call will be archived on our website, www.glacierbancorp.com A slide presentation to accompany management’s commentary may be accessed from Glacier’s August 8, 2023 Form 8-K filing with the Securities and Exchange Commission (the "SEC") or at https://www.glacierbancorp.com/news-market-information/annual-reports-presentations. Glacier was advised in the transaction by Keefe, Bruyette & Woods, A Stifel Company as financial advisor and Miller Nash LLP as legal counsel. CFGW was advised by Piper Sandler Cos. as financial advisor and Otteson Shapiro LLP as legal counsel. About Glacier Bancorp, Inc. Glacier Bancorp, Inc. is the parent company for Glacier Bank and its bank divisions: Altabank (American Fork, UT), Bank of the San Juans (Durango, CO), Citizens Community Bank (Pocatello, ID), Collegiate Peaks Bank (Buena Vista, CO), First Bank of Montana (Lewistown, MT), First Bank of Wyoming (Powell, WY), First Community Bank Utah (Layton, UT), First Security Bank (Bozeman, MT), First Security Bank of Missoula (Missoula, MT), First State Bank (Wheatland, WY), Glacier Bank (Kalispell, MT), Heritage Bank of Nevada (Reno, NV), Mountain West Bank (Coeur d’Alene, ID), North Cascades Bank (Chelan, WA), The Foothills Bank (Yuma, AZ), Valley Bank of Helena (Helena, MT), and Western Security Bank (Billings, MT). Visit Glacier’s website at www.glacierbancorp.com. Important Information and Where You Can Find It This communication relates to the proposed merger transaction involving Glacier and CFGW. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

In connection with the proposed merger transactions, Glacier will file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will include a Proxy Statement of CFGW and a Prospectus of Glacier, as well as other relevant documents concerning the proposed transaction. Shareholders of CFGW are urged to read carefully the Registration Statement and the Proxy Statement/Prospectus included therein regarding the proposed merger transactions when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus included in the Registration Statement, as well as other filings containing information about Glacier, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Glacier at www.glacierbancorp.com under the tab “SEC Filings” or by requesting them in writing or by telephone from Glacier at: Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, ATTN: Corporate Secretary; Telephone (406) 751-7706. Forward-Looking Statements This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “estimate,” “expect,” “will,” and similar references to future periods. Such forward- looking statements include but are not limited to statements regarding the expected closing of the transaction and the potential benefits of the business combination transaction involving Glacier and CFGW, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts regarding either company or the proposed combination of the companies. These forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, that may cause actual results or events to differ materially from those projected, including but not limited to the following: risks that the merger transaction will not close when expected or at all because required regulatory, shareholder or other approvals or conditions to closing are delayed or not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Glacier and CFGW operate; uncertainties regarding the ability of Glacier Bank and Wheatland Bank to promptly and effectively integrate their businesses; changes in business and operational strategies that may occur between signing and closing; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, and counterparties; and risks relating to the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. Glacier undertakes no obligation to publicly revise or update the forward- looking statements to reflect events or circumstances that arise after the date of this report. For more information, see the risk factors described in Glacier’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.